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                                                                   EXHIBIT 23.1



                        CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 5, 1993 appearing on page F-24 of Storage Technology Corporation's Annual Report on Form 10-K for the year ended December 25, 1992.



    PRICE WATERHOUSE

    Denver, Colorado
    February 7, 1994
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